Debt Forgiveness	12 Months Ended
Dec. 31, 2022
Debt Forgiveness Abstract
DEBT FORGIVENESS
22.	DEBT FORGIVENESS

During the year ended December 31, 2021, the Group entered into an account payable forgiveness agreement with a supplier in December 2021. The Group has long cooperation relationship with the supplier, and there was long-aging balance of account payable due to the supplier. The supplier agreed to waive part of the long-aging account payable balance with the amount of $2.1 million, and retained the remaining part of the balance. According to the agreement, the Group wrote off $2.1 million of liability and recorded as other income in the consolidated statement of operations for the year ended December 31, 2021.